UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2026

                          SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           2355 Highway 36 West, Suite 400,Roseville, MN  55113

 (Address of principal executive offices and zip code)

                                     (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Forward-Looking Statements

This Form 8-K and other reports filed by SecureTech Innovations, Inc. ("SecureTech") with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information based on our management's beliefs, current information, estimates, and assumptions. Words like 'believes,' 'estimates,' 'anticipates,' 'expects,' 'plans,' 'projects,' 'intends,' 'potential,' 'may,' 'could,' 'might,' 'will,' 'should,' 'approximately,' and similar expressions identify these forward-looking statements as they relate to our business or management. Such statements reflect our management’s current view regarding future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks described in the “Risk Factors” section of our Annual Report on Form 10-K) that relate to our industry, operations, and results. If these risks or uncertainties materialize or, if our assumptions prove incorrect, actual results may differ significantly from those anticipated in these forward-looking statements.

While we believe the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including US securities laws, we do not intend to update any forward-looking statements in this Form 8-K or elsewhere.

Item 1.01	Entry into a Material Definitive Agreement

Willow Creek Capital Holdings, LLC Convertible Promissory Note

On May 8, 2026, SecureTech Innovations, Inc. (“SecureTech” or “Company”) entered into a Securities Purchase Agreement (“WC Purchase Agreement”) with Willow Creek Capital Holdings, LLC (“Willow Creek”), pursuant to which Willow Creek purchased a 10% Convertible Promissory Note (“WC Note”) from SecureTech in the principal amount of $112,500 of which $10,000 was retained by Willow Creek through an Original Issue Discount (OID) and $2,500 was retained to cover legal fees associated with this transaction, resulting in net proceeds to the Company of $100,000. The WC Note is due and payable on May 8, 2027.

The Holder of the WC Note is entitled, at its option, at any time after the 6th monthly anniversary of the WC Note, to convert all or any amount of the principal face amount of the WC Note then outstanding into shares of SecureTech’s common stock, $0.001 par value (“Common Stock”), at a price for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the OTC Markets (or any future exchange on which the Common Stock is traded) during the fifteen trading days prior to the date on which a Notice of Conversion is received by SecureTech (“Conversion Price”).

The foregoing description of the WC Purchase Agreement and WC Note is qualified in its entirety by reference to the full text of the Purchase Agreement and Note, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Red Rock Development Group, LLC Convertible Promissory Note

On May 8, 2026, SecureTech entered into a Securities Purchase Agreement (“RR Purchase Agreement”) with Red Rock Development Group, LLC (“Red Rock”), pursuant to which Red Rock purchased a 10% Convertible Promissory Note (“RR Note”) from SecureTech in the principal amount of $445,000 of which $40,000 was retained by Red Rock through an Original Issue Discount (OID) and $5,000 was retained to cover legal fees associated with this transaction, resulting in net proceeds to the Company of $400,000. The RR Note is due and payable on May 8, 2027.

The Holder of the RR Note is entitled, at its option, at any time after the 6th monthly anniversary of the RR Note, to convert all or any amount of the principal face amount of the RR Note then outstanding into shares of SecureTech’s common stock, $0.001 par value, at a price for each share of Common Stock equal to 60% of the lowest trading price of the Common Stock as reported on the OTC Markets (or any future exchange on which the Common Stock is traded) during the fifteen trading days prior to the date on which a Notice of Conversion is received by SecureTech (“Conversion Price”).

The foregoing description of the RR Purchase Agreement and RR Note is qualified in its entirety by reference to the full text of the RR Purchase Agreement and RR Note, which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

Repayment of Convertible Note to CFI Capital, LLC

On September 18, 2025 (“Closing Date”), SecureTech completed the sale of a Convertible Promissory Note to CFI Capital, LLC (“CFI Note”) in the principal amount $150,000 with an interest rate of 6% per annum pursuant to the terms of a Securities Purchase Agreement between CFI Capital, LLC (“CFI”) and SecureTech (“CFI Agreement”).  For more information on this transaction, see SecureTech’s Current Report on Form 8-K filed with the SEC on September 25, 2025.

On May 11, 2026, SecureTech redeemed the CFI Note in full for an aggregate payment of $244,362.33, comprising principal of $150,000, accrued interest of $5,795.52, a prepayment fee of $62,317.81, and standstill fees of $26,250.00. In accordance with this payment, the CFI Agreement was terminated and the CFI Note was canceled and returned to SecureTech. No shares of SecureTech’s Common Stock were issued to CFI Capital, LLC, and no share conversions occurred pursuant to the CFI Note.

With the repayment of this CFI Note, SecureTech has no further obligations to CFI.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference. SecureTech’s entry into the WC Purchase Agreement, the WC Note, the RR Purchase Agreement, and the RR Note represents the creation of direct financial obligations under the terms described above.

Item 3.02	Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 of this Current Report are incorporated herein by reference.

The WC Note and the RR Note were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Each of Willow Creek and Red Rock represented to the Company in writing that each is an “accredited investor” within the meaning of the Securities Act. The Company relied on these exemptions from registration, in part based on representations made by each purchaser.

To the extent the WC Note or RR Note has not been transferred prior to conversion, any shares of Common Stock issuable upon conversion thereof would be issued in transactions anticipated to be exempt from registration under the Securities Act. The Company does not intend to file a registration statement covering the resale of the WC Note or RR Note, or any shares of Common Stock issuable upon conversion of the Notes. The Company intends to repay both the WC Note and the RR Note in cash prior to their respective maturity dates and does not anticipate that either Note will be converted into shares of Common Stock.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Securities Purchase Agreement, dated May 8, 2026, by and between SecureTech Innovations, Inc. and Willow Creek Capital Holdings, LLC
10.2	Convertible Promissory Note, dated May 8, 2026, by and between SecureTech Innovations, Inc. and Willow Creek Capital Holdings, LLC
10.3	Securities Purchase Agreement, dated May 8, 2026, by and between SecureTech Innovations, Inc. and Red Rock Development Group, LLC
10.4	Convertible Promissory Note, dated May 8, 2026, by and between SecureTech Innovations, Inc. and Red Rock Development Group, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2026	By:	SECURETECH INNOVATIONS, INC. /s/ J. Scott Sitra
President, Chief Executive Officer, Principal Executive Officer, and Director